UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 22, 2024

UNISYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Unisys Corporation (the “Company”) has reached a non-scienter-based administrative proceeding settlement, on a neither admit nor deny basis, with the U.S. Securities and Exchange Commission (“SEC”) in connection with the SEC investigation the Company previously disclosed in its quarterly and annual filings with the SEC. Non-scienter-based securities violations are made without any knowledge, intent or recklessness. The violations relate to the Company’s policies, procedures, and risk disclosures related to certain cybersecurity incidents, and cybersecurity incident escalation matters that the Company disclosed in November 2022. This settlement fully resolves the Company’s SEC investigation.
The Company concluded that it is in the best interests of the Company and its stockholders to constructively resolve this matter with the SEC. Under the terms of the settlement, the Company consented to the entry of an order (the “Order”) asserting violations of non-scienter-based provisions of the federal securities laws and rules promulgated thereunder and a cease and desist from committing or causing violations of those securities laws. The Company agreed to pay within ten days of the entry of the Order a $4 million civil penalty, which was fully accrued in the Company’s 2023 financials and for which the cash impact was assumed in the Company’s 2024 free cash flow. The settlement is not an admission by the Company of any wrongdoing.
The SEC recognized the Company’s cooperation in its investigation and the remediation steps the Company has taken in the years since disclosing a material weakness in November 2022, including enhancing disclosure policies and procedures and augmenting its cybersecurity personnel and tools, both internally and externally, to strengthen its cybersecurity risk management and protections.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: October 22, 2024	By:	/s/ Debra McCann
Debra McCann
Executive Vice President and Chief Financial Officer